SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 14, 2003

CBRE HOLDING, INC.

(Exact Name of Registrant as Specified in its Charter)

DELAWARE	000-32983	94-3391143
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

355 S. Grand Avenue, Suite 3100, Los Angeles, California	90071
(Address of Principal Executive Offices)	(Zip Code)

(213) 613-3226
Registrant’s Telephone Number, Including Area Code

NA
(Former Name or Former Address, if Changed Since Last Report)

This Current Report on Form 8-K is filed by CBRE Holding, Inc., a Delaware corporation (the Company), in connection with the matters described herin.

Item 9.  Regulation FD Disclosure

The information set forth under this “Item 9. Regulation FD Disclosure” is intended to be furnished under Item 9 and also under “Item 12. Results Of Operations And Financial Condition” in accordance with SEC Release No. 33-8216.  Such information, including the Exhibit attached hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing. Attached and incorporated herein by reference as Exhibit 99.1 is a copy of a press release of CBRE Holding, Inc., dated May 14, 2003, reporting CBRE Holding, Inc.’s unaudited financial results for the quarter ended March 31, 2003.

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date:	May 14, 2003	CBRE HOLDING, INC.

By:	/s/ KENNETH J. KAY
Kenneth J. Kay
Chief Financial Officer